GOLDEN METROPOLIS INTERNATIONAL LIMITED

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

G3968T 103

ORDINARY SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

NUMBER

SHARES

SPECIMEN

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE, OF

GOLDEN METROPOLIS INTERNATIONAL LIMITED

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:

Zuoliang Zha

CHAIRMAN OF THE BOARD

Minpei Zha

CEO

GOLDEN METROPOLIS INTERNATIONAL LIMITED
CORPORATE
SEAL
BRITISH VIRGIN ISLANDS

Countersigned:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Tx. 75370

By:

TRANSFER AGENT - AUTHORIZED SIGNATURE

SECURITIES TRANSFER CORPORATION

GOLDEN METROPOLIS INTERNATION LIMITED.

TRANSFER SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For value received...*hereby sell assign and transfer unto*

Please insert Social Security or other identifying number of assignee

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....*Shares*

of the Ordinary Shares represented by the within Certificate and do hereby irrevocably

constitute and appoint...

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated.................., 20........

Signature:

X...

X...

Signature Guarantee:

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
Signature(s) guaranteed by: